Related Parties	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Parties	Related Parties
Subsidiaries of the Company earned revenue of $30,000 (December 31, 2020: $321,000) from DS Biopharma Limited (formerly Dignity Sciences Limited) during the year. Dr. John Climax is Executive Chairman and a Director and shareholder of DS Biopharma Limited. $12,000 was recorded as due from DS Biopharma Limited at December 31, 2021 (December 31, 2020: $41,000).

Subsidiaries of the Company earned revenue of $551,000 (December 31, 2020: $9,000) from Afimmune Limited during the year. Dr. John Climax is Chief Executive Officer and a Director and shareholder of Afimmune Limited. $197,000 was recorded as due from Afimmune Limited at December 31, 2021 (December 31, 2020: $nil).
On July 24, 2020, a subsidiary of the Company, ICON Clinical Research Limited, entered into an agreement to jointly establish a new company, Oncacare, with a third party. The Company has invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. The Company provided corporate support services to Oncacare to the value of $465,000 during the year ended December 31, 2021. $264,000 was recorded as due from Oncacare at December 31, 2021. During the year ended December 31, 2021, the Company provided a loan of $10 million to Oncacare in order to fund the continued start up of the business' operations. The loan accrues annual interest at 1.6% and the loan is repayable on June 30, 2025. The full amount of this loan remains outstanding at December 31, 2021 along with accrued interest of $23,000.

The majority investor in Oncacare has the right to sell the 51% majority voting share capital exclusively to the Company in an eighteen month period, commencing January 1, 2023 and ICON also has the right to acquire the 51% majority voting share capital from August 1, 2025.